Income taxes	6 Months Ended
Jun. 30, 2024
Income taxes
Income taxes

14. Income taxes

The Company recorded an income tax benefit of $57 million (compared to $37 million for the same period in 2023) in relation to a loss of the period before taxes of $89 million for the six months ended June 30, 2024 (compared to $160 million for the same period in 2023). The effective tax rate for the six months ended June 30, 2024 and June 30, 2023 was primarily impacted by the following items: (i) the mix of income generated among the jurisdictions in which the Company operates, (ii) certain deferred tax assets not recognized mainly due to the history of losses, and (iii) a $64 million deferred tax benefit due to intra-group inventory transfers (compared to $44 million for the same period in 2023).